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Exhibit 32.1

        The following certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

        In connection with the Quarterly Report of Maui Land & Pineapple Company, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, David C. Cole and Robert I. Webber, respectively, the Chairman, President & Chief Executive Officer and Chief Financial Officer/Senior Vice President Business Development of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID C. COLE David C. Cole Chairman, President & Chief Executive Officer (Principal Executive Officer)

November 6, 2007 Date
/s/ ROBERT I. WEBBER Robert I. Webber Chief Financial Officer/Senior Vice President Business Development (Principal Financial Officer)

November 6, 2007 Date

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350